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         THIS DOCUMENT IS A COPY OF THE FORM 8-K FILED ON APRIL 4, 1995

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  April 3, 1995

                           CASTLE ENERGY CORPORATION
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             (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
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       (State or Other Jurisdiction of Incorporation or Organization)

        0-10990                              76-0035225
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(Commission File Number)         (I.R.S. Employer Identification No.)

ONE RADNOR CORPORATE CENTER, SUITE 250, 100 MATSONFORD ROAD, RADNOR, PA 19087
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  (Address of principal executive offices)                          (Zip Code)


                                 (610) 995-9400
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            (Registrant's telephone number, including area code)




       (Former Name or Former Address, if Changed Since Last Report)

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Castle Energy Corporation (the "Registrant") submits the following information:

ITEM 5.  Other Events

      On April 3, 1995, the Registrant responded to reports that Metallgesellschaft Corporation and its affiliates will cease to provide working capital financing to the Registrant's refining subsidiaries, Indian Refining Limited Partnership and Powerine Oil Company. A copy of the news release issued by the Registrant on April 3, 1995 is attached as Exhibit 99.1 to this report.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits


Exhibit Number   Description                                         Page No.
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99.1             Castle Energy Corporation Press Release,
                 dated April 3, 1995



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                                  SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              CASTLE ENERGY CORPORATION


Date:  April 3, 1995          By: JOSEPH L. CASTLE II
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                                  Joseph L. Castle II
                                  Chairman and Chief Executive Officer